Exhibit 31.4

OFFICER’S CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Trent Smith, certify that:

1.   I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A for the period ended March 31, 2026 of Autonomix Medical, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: June 15, 2026

/s/ Trent Smith
Trent Smith
Chief Financial Officer
(Principal Financial Officer and Accounting Officer)